EXHIBIT 99.1

ASP Isotopes Inc. and IsoBio, Inc. Announce Series Seed

Funding of IsoBio, Inc. to Advance Innovative Antibody-Isotope

Conjugates (AICsTM) For Cancer Treatment

- IsoBio, Inc. (IsoBio) is a U.S.-based radiotherapeutic development company focused on developing a broad pipeline of mAb-based radioisotope therapeutics, known as antibody-isotope conjugates (AICsTM), targeting both derisked and novel tumor antigens for patients in need of new cancer therapies.

- IsoBio has closed its initial Series Seed financing round, raising $5 million from ASP Isotopes Inc. (ASPI).

- The strategic collaboration contemplates future manufacturing opportunities for PET Labs (ASPI’s nuclear medicine subsidiary).

- IsoBio plans to leverage the technology and global manufacturing capabilities developed by ASPI to reduce the uncertainty of isotope supply chain/manufacturing, and develop novel isotopes for radiotherapeutics.

- IsoBio was co-founded and is led by Bruce Turner, M.D., Ph.D., CEO and President, and will establish its offices in Seattle, WA and Gladwyne, PA.

- IsoBio management team to host investor call for ASPI investors on Wednesday July 30th at 10am EST. See below for dial in details.

Washington, D.C., Seattle, WA, and Gladwyne, PA, July 28, 2025 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. NASDAQ: ASPI ("ASP Isotopes” or the “Company”), an advanced materials company dedicated to the development of technology and processes for the production of isotopes for use in multiple industries, today announced that it has completed an initial Series Seed financing round of IsoBio, a U.S.-based radiotherapeutic development company. IsoBio plans to use the capital raised to develop potent targeted therapies for cancer patients using monoclonal antibodies against derisked and validated tumor antigens, as well as novel tumor targets, that will be combined with highly active novel isotopes to produce much-needed new treatments.

For the successful development and commercial supply of radiotherapeutics, the supply chain is critical and in recent years there have been many examples where the clinical development and commercial progress of radiotherapies have been constrained by limited supply of the required commonly used isotopes. The strategic partnership between IsoBio with ASP Isotopes Inc(including its nuclear medicine subsidiary, PET Labs) should reduce the uncertainty of the isotope supply chain and provide IsoBio with a significant advantage over other biotechnology companies trying to develop novel targeted radiotherapies particularly as some of the complex isotopes become tailored for the treatment of specific tumors and are not available for development.

IsoBio is developing radiotherapeutics containing Lutetium-177, Actinium-225, Terbium-161, and other undisclosed novel radioisotopes, which will be attached to antibodies using novel proprietary linker and conjugation technology to create highly potent antibody-isotope conjugates (AICsTM). AICs will provide a highly targeted approach for difficult to treat tumors allowing for maximal efficacy while minimizing off-target toxicity.

IsoBio was co-founded and is being led by well-known biotech executive and entrepreneur, Bruce Turner, M.D., PhD, a radiation oncologist, who has recruited a team of industry experts and scientific innovators that includes leading radiation oncologists, medical oncologists, nuclear medicine physicians, and manufacturing experts. Dr. Turner most recently co-led the merger of companies now known as Immunome (NASDAQ: IMNM), a targeted oncology biotech, that has clinical programs focusing on radiation therapeutics and antibody-dependent cytotoxic antibodies (ADCs). Dr. Turner is also the co-founder and CEO of Xanadu Bio, which is a second-generation nanoparticle company delivering nucleic acids and is focused in the areas of immunology, oncology, and vaccines. Previously, Dr. Turner was an executive with Roche Pharmaceuticals in Basel, Switzerland. IsoBio will have offices and labs in Seattle, WA and Gladwyne, PA.

Bruce Turner, M.D., PhD., CEO of IsoBio commented: “My entire career has been spent caring for and treating cancer patients. Now with the help of ASPI and PET Labs we will be able to quickly create novel radioisotopes using established antibodies that have been validated by regulatory authorities and millions of patients throughout the world. I am looking forward to working with ASPI and PET Labs to get these therapeutics into clinical trials quickly”.

Dr. Gerdus Kemp, PhD., CEO of PET Labs commented: “Over the past 15 years, PET Labs has developed incredible drug development expertise and invested in and scaled its formulation capabilities. ASP Isotopes’ investment into PET Labs has meant that we now have the capability to help IsoBio develop new novel radiotherapeutics and diagnostics that should improve patient outcomes in many difficult to treat cancers.”

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Conference Call Details:

ASPI and IsoBio will jointly host an investor webcast to discuss the collaboration starting at 10am EST on Wednesday, July 30, 2025.

The webcast can be accessed here:

https://us02web.zoom.us/webinar/register/WN_bQxMa0enT92FKhXLpINxVQ

About ASP Isotopes Inc.

ASP Isotopes Inc. is a development stage advanced materials company dedicated to the development of technology and processes to produce isotopes for use in multiple industries. The Company employs proprietary technology, the Aerodynamic Separation Process (“ASP technology”). The Company’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. The Company also plans to enrich isotopes for the nuclear energy sector using Quantum Enrichment technology that the Company is developing. The Company has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

There is a growing demand for isotopes such as Silicon-28, which will enable quantum computing, and Molybdenum-100, Molybdenum-98, Zinc-68, Ytterbium-176, and Nickel-64 for new, emerging healthcare applications, as well as Chlorine-37, Lithium-6, and Uranium-235 for green energy applications. The ASP Technology (Aerodynamic Separation Process) is ideal for enriching low and heavy atomic mass molecules. For more information, please visit www.aspisotopes.com.

About IsoBio, Inc.

IsoBio, Inc. is a privately held radiotherapeutic development company focused on the development of antibody-isotope conjugates (AICs) for use in cancer treatment. AICs are monoclonal antibodies against both validated and novel tumor targets conjugated to radioactive isotopes to provide potent anti-tumor activity with reduced off-target side-effects. IsoBio plans to explore the use of novel isotopes in AICs as well as develop propriety linker and conjugation methods. IsoBio and AIC are trademarks of IsoBio, Inc.

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Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements relating to the commencement of supply of isotopes to customers and the application of new technology for the enrichment of isotopes, the planned construction of additional isotope enrichment facilities, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including: the failure to obtain necessary regulatory approvals for the proposed acquisition of Renergen; disruption from the proposed acquisition of Renergen making it more difficult to maintain business and operational relationships; significant transaction costs and unknown liabilities related to the proposed acquisition of Renergen; litigation or regulatory actions related to the proposed acquisition of Renergen; the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; our ability to complete the proposed the construction and commissioning of our enrichment plant(s) or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions, investments, collaborations and contracts; dependence on our Intellectual Property (IP) rights and certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any amendments thereto and in the company’s subsequent reports and filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Contacts

Jason Assad– Investor relations (ASP)

Email: Jassad@aspisotopes.com

Telephone: 561-709-3043

Marcy Nanus-Investor relations (IsoBio, Inc.)

Email: mnanus@trilonadvisors.com

Telephone: 516-901-2584

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